Q4 2017 Update March 9, 2018

Page 2 Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release includes EBITDA, Adjusted EBITDA and Segment-level Adjusted EBITDA for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, (2) foreign currency transactions, (3) equity in net earnings or losses of investees, (4) certain litigation related expenses or settlement income, (5) gain or loss on sale of equity investments, (6) management fees and (7) transaction and related costs. Segment-level Adjusted EBITDA is calculated as Adjusted EBITDA for the company excluding the Adjusted EBITDA associated with corporate and holding company costs reported as our Corporate and Other Segment. Adjusted Net Income is defined as income (loss) from continuing operations, net of tax, before certain items, including (1) restructuring and related charges, (2) foreign currency transactions, (3) equity in net earnings or losses of investees, (4) certain litigation related expenses or settlement income, (5) intangible amortization expense, (6) gain or loss on sale of equity investments, (7) the impact of the Tax Reform Act, (8) excess tax charges associated with long term incentive plans, (9) the impact of adjustments on non-controlling interests, (10) certain transaction and related costs and (11) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount, and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non- GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. Forward-looking Statements and Non-GAAP Financial Information

Page 3 Q4 2017 Highlights • Consolidated revenue up 5.5% (1) • NET Services: renewal of various large, multi-year state contracts • WD Services: successful Work and Health Program tendering • Matrix (2): new customer wins and new product launches Revenue Growth Profitability • Consolidated Adjusted EBITDA (3) up 37% (1) on margins of 6.5% • NET Services: Value Enhancement initiatives delivering improved profitability through better optimization of the transportation network • WD Services: successful completion of Ingeus Futures cost initiatives contributing to increased Adjusted EBITDA margin (3) of 7.3% • Adjusted EPS (3) of $0.66 double versus Q4 16 Cash Generation • Cashflow from operating activities of $18.1mm in Q4 17 and $55.0mm for the full year • Decline in capital expenditures • Year end cash of $95.3mm; no long-term debt • No cash contribution to Matrix needed to fund multiple acquisitions 1. As compared to Q4 2016. 2. Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated revenue. 3. See appendix for a reconciliation of non-GAAP financial measures.

Page 4 $Millions Q4:16 Q4:17 % Growth FYE 2015 FYE 2016 FYE 2017 % Growth Revenue 316.6 330.6 4.4% 1,083.0 1,233.7 1,318.2 6.8% Adjusted EBITDA (1) 28.8 28.7 80.7 92.4 85.3 % Margin (1) 9.1% 8.7% 7.4% 7.5% 6.5% Capex 3.7 4.1 12.2 10.8 15.3 2017 Highlights Key Financial Metrics 2018 Focus • Continued implementation of Value Enhancement initiatives, including deployment of real-time automatic vehicle location nationwide • Reinvest portion of Value Enhancement savings to drive organic growth and build further competitive advantages • Organic growth initiatives within NEMT and new adjacent markets and services NET Services 1. See appendix for a reconciliation of non-GAAP financial measures. • Positive procurement momentum • Renewal of major state contracts, including New Jersey, Philadelphia, Virginia • Award of multiple new MCO contracts, including New York, Illinois, Indiana • Awaiting announcement on new state contracts, including West Virginia • Utilization increases in certain markets partially offset by successful rate negotiations • Value Enhancement initiatives began to deliver positive net savings in Q4

Page 5 $Millions Q4:16 Q4:17 % Growth FYE 2015 FYE 2016 FYE 2017 % Growth Revenue 69.1 76.3 10.4% 395.1 344.4 305.7 -11.2% Adjusted EBITDA (2) (4.5) 5.6 10.3 5.5 16.3 % Margin (2) -6.6% 7.3% 2.6% 1.6% 5.3% Capex 2.3 0.5 11.9 19.8 4.5 • Successful launch and ramp of Work & Health Program contracts • Constructively work with UK Ministry of Justice on the Probation System Review and achieve further improvements to protect future profitability of Offender Rehabilitation Program • Further business development within UK Skills, Health, and Youth Services markets WD Services 2017 Highlights Key Financial Metrics (1) 2018 Focus 1. Adjusted EBITDA in historical periods excludes Mission Providence as this JV was accounted for as an equity method investment. 2. See appendix for a reconciliation of non-GAAP financial measures. • Awarded Work & Health contracts with $195mm of combined revenue over 5 years • Successful completion of Ingeus Futures initiative • Full year profitability achieved on Offender Rehabilitation Program and in France • Improved profitability and significantly reduced capex resulted in positive cash flow prior to Ingeus Futures implementation expenses

Page 6 $Millions Q4:16 Q4:17 % Growth FYE 2015 FYE 2016 FYE 2017 % Growth Revenue 52.3 52.5 0.4% 217.4 207.7 227.9 9.7% Adjusted EBITDA (2) 11.7 11.6 51.6 51.7 51.7 % Margin (2) 22.5% 22.1% 23.7% 24.9% 22.7% Capex 4.5 3.5 8.1 12.5 11.0 Net Debt 178.0 • Integration of HealthFair and LP Health acquisitions and capture of targeted revenue and cost synergies • Conversion of recent new customer wins at both Matrix and HealthFair into strong organic growth Matrix Investment 2017 Highlights Key Financial Metrics (1) 2018 Focus 1. Represents 100% of Matrix’s results of operations. Providence’s equity interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated results of operations in any period presented. See appendix for additional detail. 2. See appendix for a reconciliation of non-GAAP financial measures. • Successful business development efforts leading to accelerating top line growth • New customer wins and successful new product rollouts further diversifies revenue • HealthFair and LP Health acquisitions add new clinical capabilities, products, and delivery settings, creating a powerful assessment and care optimization platform

Page 7 $Millions Q4:16 Q4:17 2015 2016 2017 Revenue % Growth % Growth NET Services 316.6 330.6 4.4% 1,083.0 1,233.7 1,318.2 6.8% WD Services 69.1 76.3 10.4% 395.1 344.4 305.7 -11.2% Total Revenue (1) 385.8 406.9 5.5% 1,478.0 1,578.2 1,623.9 2.9% Matrix (2) 52.3 52.5 0.4% 217.4 207.7 227.9 9.7% Adj. EBITDA (3) NET Services 28.8 28.7 80.7 92.4 85.3 WD Services (4.5) 5.6 10.3 5.5 16.3 Total Segment-Level 24.2 34.3 91.0 97.8 101.7 Corporate and Other (4.9) (7.9) (24.7) (25.6) (29.2) Total Adj. EBITDA 19.3 26.4 66.3 72.2 72.4 Matrix (2) 11.7 11.6 51.6 51.7 51.7 Adj. EBITDA Margins (3) NET Services 9.1% 8.7% 7.4% 7.5% 6.5% WD Services -6.6% 7.3% 2.6% 1.6% 5.3% Segment-Level 6.3% 8.4% 6.2% 6.2% 6.3% Total 5.0% 6.5% 4.5% 4.6% 4.5% Matrix (2) 22.5% 22.1% 23.7% 24.9% 22.7% Segment Results 1. Total Revenue includes revenue from Corporate and Other. 2. Represents 100% of Matrix’s total revenue and Adj. EBITDA. Providence’s equity interest is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated revenue or Adjusted EBITDA in any period presented. 3. See appendix for a reconciliation of non-GAAP financial measures.

Page 8 $Millions Q4:16 Q4:17 FYE 2016 FYE 2017 Cash Earnings (1),(2) 12.8 20.1 57.0 42.8 Working Capital (1),(3) (16.3) (2.0) 6.8 12.3 Cash Earnings (After Working Capital) (3.5) 18.1 63.7 55.0 Capex (Continuing Operations) 6.1 4.6 32.0 19.9 Cashflow Summary 1. Includes continuing and discontinued operations. 2. Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities. 3. Working capital represents changes in operating assets and liabilities and excludes net taxes associated with sale of Human Services of $22.0mm for FYE 2016.

Page 9 $Millions 12/31/15 12/31/16 12/31/17 Cash (1) 84.8 72.3 95.3 Long-term Debt (1) 305.0 - - Net Debt 220.2 (72.3) (95.3) Matrix Carrying Value (2) - 157.2 169.9 Shares Outstanding (mm) (3) 17.3 15.9 15.4 Balance Sheet Summary 1. Includes Cash and Long-term Debt related to discontinued operations. 2. Represents the carrying value of Providence’s retained equity interest in Matrix. As of 12/31/17, Providence equity ownership in Matrix was 46.6%. Subsequent to Matrix’s acquisition of HealthFair, Providence’s ownership interest lowered to 43.6%. 3. Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. As of 3/5/18 shares outstanding equaled 14.9mm.

Page 10 Lower Risk Higher Risk Capital Allocation Update Opex / Capex Investments • Significant investment opportunities within NET Services to improve profitability and drive organic growth • Limited investments within WD Services Share Repurchases • Since November 3, 2017 have repurchased 708K shares for $43.8mm (1) • 22% of common shares repurchased since beginning of Q4 2015 (2) • $25.8mm of capacity remaining (1) under current share repurchase program Acquisitions • Disciplined pursuit of acquisitions that are adjacent, complementary, and synergistic to NET Services • Continued support of Matrix’s targeted M&A efforts 1. As of 3/5/2018. 2. Represents repurchase of common shares through 3/5/18 as a percentage of common shares outstanding at the beginning of Q4 2015.

Appendix

Adjusted EBITDA Reconciliation (Segment-Level)

	NET Services					WD Services					Segment-Level				
$Millions	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017
Revenue	316.6	330.6	1,083.0	1,233.7	1,318.2	69.1	76.3	395.1	344.4	305.7	385.7	406.9	1,478.1	1,578.1	1,623.9
Income from Cont Ops after Income Taxes	14.4	16.0	44.0	47.4	41.7	(35.5)	0.9	(51.3)	(46.2)	10.0	(21.1)	16.9	(7.3)	1.2	51.7
Interest Expense, Net	(0.0)	0.0	(0.0)	(0.0)	0.1	0.2	0.4	(0.1)	0.8	1.3	0.2	0.4	(0.1)	0.8	1.4
Provision (Benefit) For Income Taxes	9.2	7.8	27.2	29.7	24.0	(0.3)	1.7	(1.1)	(1.2)	1.2	8.9	9.5	26.2	28.5	25.2
Depreciation and Amortization	3.5	3.5	9.4	12.4	13.3	2.9	3.2	13.8	13.8	12.9	6.4	6.7	23.2	26.2	26.1
EBITDA	**27.1**	**27.3**	**80.7**	**89.5**	**79.0**	**(32.7)**	**6.1**	**(38.7)**	**(32.8)**	**25.4**	**(5.6)**	**33.5**	**41.9**	**56.7**	**104.5**
Asset Impairment	-	-	-	-	-	19.6	-	-	19.6	-	19.6	-	-	19.6	-
Redundancy/Severance Related Expenses	-	-	-	-	-	3.8	1.5	12.2	9.0	2.8	3.8	1.5	12.2	9.0	2.8
Former CEO Departure Cost	0.9	-	-	0.9	0.2	-	-	-	-	-	0.9	-	-	0.9	0.2
Value Enhancement Initiative Implementation	0.8	1.4	-	2.0	6.1	2.0	0.0	-	2.6	0.8	2.8	1.5	-	4.6	6.9
Equity in Net Loss (Gain) of Investee	-	-	-	-	-	2.8	(0.0)	11.0	8.5	1.4	2.8	(0.0)	11.0	8.5	1.4
(Gain) on Sale of Mission Providence	-	-	-	-	-	-	0.2	-	-	(12.4)	-	0.2	-	-	(12.4)
Ingeus Acquisition Related Cost / Income	-	-	-	-	-	-	(2.0)	29.2	-	(2.0)	-	(2.0)	29.2	-	(2.0)
Contingent Consideration Adjustment	-	-	-	-	-	-	-	(2.5)	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	(0.0)	(0.3)	(0.9)	(1.4)	0.3	(0.0)	(0.3)	(0.9)	(1.4)	0.3
Litigation Expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**28.8**	**28.7**	**80.7**	**92.4**	**85.3**	**(4.5)**	**5.6**	**10.3**	**5.5**	**16.3**	**24.2**	**34.3**	**91.0**	**97.8**	**101.7**
% Margin	*9.1%*	*8.7%*	*7.4%*	*7.5%*	*6.5%*	*-6.6%*	*7.3%*	*2.6%*	*1.6%*	*5.3%*	*6.3%*	*8.4%*	*6.2%*	*6.2%*	*6.3%*

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Adjusted EBITDA Reconciliation (Total Continuing Operations)

	Matrix Investment					Corporate and Other					Total Continuing Operations [1]				
$Millions	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017	Q4:16	Q4:17	FYE 2015	FYE 2016	FYE 2017
Revenue	-	-	-	-	-	0.1	-	(0.1)	0.1	(0.0)	385.8	406.9	1,478.0	1,578.2	1,623.9
Income from Cont Ops after Income Taxes	(1.1)	9.7	-	(1.1)	10.0	(3.4)	12.5	(17.4)	(19.0)	(1.9)	(25.7)	39.1	(24.7)	(18.9)	59.8
Interest Expense, Net	-	-	-	-	-	0.1	(0.1)	2.0	0.8	(0.1)	0.3	0.3	1.9	1.6	1.3
Provision (Benefit) For Income Taxes	(0.7)	3.3	-	(0.7)	3.5	(3.7)	(16.8)	(11.6)	(10.8)	(24.3)	4.6	(4.0)	14.6	17.0	4.4
Depreciation and Amortization	-	-	-	-	-	0.1	0.1	0.8	0.4	0.3	6.5	6.8	24.0	26.6	26.5
EBITDA	**(1.8)**	**13.0**	**-**	**(1.8)**	**13.4**	**(6.8)**	**(4.3)**	**(26.2)**	**(28.6)**	**(26.0)**	**(14.2)**	**42.1**	**15.8**	**26.3**	**92.0**
Asset Impairment	-	-	-	-	-	1.4	-	-	1.4	-	21.0	-	-	21.0	-
Redundancy/Severance Related Expenses	-	-	-	-	-	-	-	-	-	-	3.8	1.5	12.2	11.5	3.6
Former CEO Departure Cost	-	-	-	-	-	-	1.7	0.7	-	1.7	0.9	1.7	0.7	0.9	1.9
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-	-	-	-	2.8	1.5	-	2.0	6.1
Equity in Net Loss (Gain) of Investee	1.8	(13.0)	-	1.8	(13.4)	-	-	-	-	-	4.6	(13.0)	11.0	10.3	(12.1)
(Gain) on Sale of Mission Providence	-	-	-	-	-	-	-	-	-	-	-	0.2	-	-	(12.4)
Ingeus Acquisition Related Cost / Income	-	-	-	-	-	-	-	-	-	-	-	(2.0)	29.2	-	(2.0)
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	-	-	-	-	-	(0.0)	(0.3)	(0.9)	(1.4)	0.3
Litigation Expense	-	-	-	-	-	0.5	(5.3)	0.8	1.6	(5.0)	0.5	(5.3)	0.8	1.6	(5.0)
Adjusted EBITDA	**-**	**-**	**-**	**-**	**-**	**(4.9)**	**(7.9)**	**(24.7)**	**(25.6)**	**(29.2)**	**19.3**	**26.4**	**66.3**	**72.2**	**72.4**
% Margin											*5.0%*	*6.5%*	*4.5%*	*4.6%*	*4.5%*

1. Total Continuing Operations represents Segment-level results plus Matrix Investment and Corporate and Other.

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Adjusted EBITDA Reconciliation (Matrix)

	Matrix [1]					FYE 2016			Q4:2016		
			FYE	FYE	FYE	HA			HA		
$Millions	Q4:16 [2]	Q4:17 [3]	2015 [2]	2016	2017 [3]	Services [2]	Matrix [3]	Total	Services [2]	Matrix [3]	Total
Revenue	52.3	52.5	217.4	207.7	227.9	166.1	41.6	207.7	10.7	41.6	52.3
Net Income (Loss)	104.8	27.4	6.1	110.1	26.7	114.3	(4.2)	110.1	109.0	(4.2)	104.8
Interest Expense, Net	3.6	3.8	14.4	12.9	14.8	9.9	2.9	12.9	0.6	2.9	3.6
Provision (Benefit) For Income Taxes	57.1	(29.5)	1.7	60.4	(29.6)	63.3	(2.8)	60.4	59.9	(2.8)	57.1
Depreciation and Amortization	6.4	8.9	29.5	27.5	33.5	21.1	6.4	27.5	-	6.4	6.4
EBITDA	**171.8**	**10.7**	**51.6**	**210.9**	**45.4**	**208.6**	**2.3**	**210.9**	**169.5**	**2.3**	**171.8**
Gain on Disposition	(167.9)	-	-	(167.9)	-	(167.9)	-	(167.9)	(167.9)	-	(167.9)
Management Fee	-	0.5	-	-	2.3	-	-	-	-	-	-
Transaction Costs	5.6	0.4	-	6.4	3.9	0.0	6.3	6.4	(0.8)	6.4	5.6
Write-off of Deferred Financing Costs	2.3	-	-	2.3	-	2.3	-	2.3	2.3	-	2.3
Adjusted EBITDA	**11.7**	**11.6**	**51.6**	**51.7**	**51.7**	**43.1**	**8.6**	**51.7**	**3.1**	**8.6**	**11.7**
% Margin	*22.5%*	*22.1%*	*23.7%*	*24.9%*	*22.7%*						
Reconciliation of Income / Loss from Equity Investment to Matrix Net Income [4]											
Equity in Net Gain (Loss) of Investee		13.0			13.4		(1.8)			(1.8)	
Management Fee and Other		(0.2)			(1.0)		(0.2)			(0.2)	
Net Gain (Loss) - Equity Investment		12.8			12.4		(2.0)			(2.0)	
Divided by: Providence % Equity Investment in Matrix [5]		46.6%			46.6%		46.8%			46.8%	
Matrix Net Income Standalone		**27.4**			**26.7**		**(4.2)**			**(4.2)**	

1. Represents 100% of Matrix's results. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
2. Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to December 31, 2017, as applicable. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.
4. A reconciliation has been provided to bridge from the income from Equity in net gain (loss) of investee to Matrix's standalone Net Income for periods following the Matrix JV transaction.
5. For FYE 2017, % Equity Interest represents Providence's equity interest in Matrix as of December 31, 2017. It should be noted that Providence's equity interest in Matrix decreased from 46.8% to 46.6% primarily due to a rollover of management bonuses into equity during Q3:2017.

Page 14

Page 15 $Millions, Except Per Share Amounts Q4:16 Q4:17 Income from Continuing Operations, Net of Tax (25.7) 39.1 Net Loss (Income) Attributable to Non-Controlling Interest 1.6 (0.2) Asset Impairment 21.0 - Amortization 1.9 2.0 Redundancy Related Expenses 3.8 1.5 Former CEO Departure Cost 0.9 1.7 Value Enhancement Initiative Implementation 2.8 1.5 Equity in Net Loss of Investee 4.6 (13.0) Loss on Sale of Mission Providence - 0.2 Ingeus Acquisition Related (Income) - (2.0) Foreign Currency Transactions (0.0) (0.3) Litigation Expense / (Income) 0.5 (5.3) Impact of Non-Controlling Interest (1.1) (0.1) Impact of Tax Cuts and Jobs Act - (19.4) Tax Adjustment for 2015 Holding Company LTI Program - 3.6 Tax Effected Impact of Adjustments (3.9) 2.2 Adjusted Net Income 6.4 11.5 Dividends on Convertible Preferred Stock (1.1) (1.1) Income Allocated to Participating Securities (0.7) (1.3) Adjusted Net Income to Common Stockholders 4.7 9.0 Adjusted EPS 0.33 0.66 Diluted Weighted-Average Common Shares Outstanding 14.3 13.7 Adjusted EPS Reconciliation